Exhibit (q)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Emerge ETF Trust (the “Trust”), a Delaware statutory trust, hereby appoints Marc Barthelemy, Lawrence P. Stadulis, Michael W. Mundt, and Joel D. Corriero, with full power of substitution, her true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in her name, place and stead, and on her behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of August, 2022.

/s/ Lisa Lake Langley

Lisa Lake Langley, Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Emerge ETF Trust (the “Trust”), a Delaware statutory trust, hereby appoints Lisa Lake Langley, Marc Barthelemy, Lawrence P. Stadulis, Michael W. Mundt, and Joel D. Corriero, with full power of substitution, her true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in her name, place and stead, and on her behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of August, 2022.

/s/ Andrea Alms

Andrea Alms, Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Emerge ETF Trust (the “Trust”), a Delaware statutory trust, hereby appoints Lisa Lake Langley, Marc Barthelemy, Lawrence P. Stadulis, Michael W. Mundt, and Joel D. Corriero, with full power of substitution, her true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in her name, place and stead, and on her behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of August, 2022.

/s/ Kristina Crisci

Kristina Crisci, Trustee

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Emerge ETF Trust (the “Trust”), a Delaware statutory trust, hereby appoints Lisa Lake Langley, Marc Barthelemy, Lawrence P. Stadulis, Michael W. Mundt, and Joel D. Corriero, with full power of substitution, her true and lawful attorney to execute (including through electronic means, subject to such attorney complying with the provisions of Rule 302(b)(2) of Regulation S-T) in her name, place and stead, and on her behalf, any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, pre-effective or post-effective amendments or supplements to any such registration statements, proxy statements or solicitation materials, applications, and any other documents or instruments in connection therewith, and any exhibits, amendments or supplements in connection therewith, and to file any of the foregoing with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold).  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned each and every act whatsoever requisite, necessary or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying, confirming and approving all that any such attorney, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of August, 2022.

/s/ Temina Lalani-Shariff

Temina Lalani-Shariff, Trustee

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